Exhibit 10.1

FOURTH AMENDMENT TO FOURTH

AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 15, 2011 (this "Amendment"), is by and among (a) NEXSTAR BROADCASTING, INC. (the "Borrower"), a Delaware corporation, (b) NEXSTAR BROADCASTING GROUP, INC. (the "Ultimate Parent"), a Delaware corporation, (c) NEXSTAR FINANCE HOLDINGS, INC. ("Nexstar Finance Holdings"), a Delaware corporation, (d) certain Lenders (as defined below) and (e) BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") for itself and the other Lenders party to that certain Fourth Amended and Restated Credit Agreement, dated April 1, 2005, as amended by that certain First Amendment to Credit Agreement, dated as of October 18, 2005, that certain Second Amendment to Credit Agreement, dated as of October 8, 2009 and that certain Third Amendment to Credit Agreement, dated as of April 19, 2010 (as further amended, supplemented, and restated or otherwise modified and in effect from time to time, the "Credit Agreement"), by and among the Borrower, the Ultimate Parent, Nexstar Finance Holdings, the lending institutions party thereto (the "Lenders") and the Administrative Agent.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower, the Ultimate Parent, Nexstar Finance Holdings, the several Lenders party to this Amendment (which Lenders constitute the Majority Lenders and the Majority Revolver Lenders as required under the Credit Agreement to effect the amendment intended hereby) and the Administrative Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Ultimate Parent, Nexstar Finance Holdings, the Majority Lenders, the Majority Revolver Lenders and the Administrative Agent hereby agree as follows:

§1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions thereto in proper alphabetical order:

"Fourth Amendment" means that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement, dated as of April 15, 2011, among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., the Lenders party thereto and the Administrative Agent.

"Fourth Amendment Effective Date" means the date that all applicable conditions of effectiveness set forth in Section 6 of the Fourth Amendment are satisfied.

"Fourth Amendment Increase Amount" means the $50,000,000 increase to the existing Term B Loans made by the Increasing Lenders at any time during the Increase Term B Loan Availability Period.

"Increase Funding Effective Date" means the date that all applicable conditions to funding of the Fourth Amendment Increase Amount set forth in Section 7 of the Fourth Amendment are satisfied.

"Increase Term B Loan Availability Period" means the period from the Fourth Amendment Effective Date to the earliest of (i) the date that falls 45 days after the Fourth Amendment Effective Date, (ii) the Stated Term B Maturity Date.

"Increase Term B Loan Amount" means, as to any Increasing Lender, the aggregate principal amount of the Fourth Amendment Increase Amount to be made by such Increasing Lender to the Borrower hereunder, as agreed to in writing between such Increasing Lender, the Borrower and the Administrative Agent.

"Increasing Lenders" means the Lenders making the Fourth Amendment Increase Amount.

(b) The definition of "Term B Loan Amount" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

"Term B Loan Amount" means, as to any Lender, the aggregate principal amount of the Term B Loans to be made by such Lender to the Borrower hereunder, as set forth under the heading "Term B Loan Amount" opposite such Lender's name on Schedule 2.01, as may be (a) increased by all Incremental Term Loans made by such Lender, (b) adjusted on and after the Increase Funding Effective Date to reflect the increase in each Increasing Lender's Term B Loan Amount as a result of adding the Fourth Amendment Increase Amount and (c) adjusted in connection with any Assignment and Assumption.

(c) Section 2.01(a) of the Credit Agreement is hereby amended to read as follows:

(a)           The Term B Loans.

(i)           (A) Each Term B Lender severally agrees, subject to the terms and conditions hereinafter set forth, to make a term loan to the Borrower on the Effective Date (and not thereafter) in an aggregate principal amount not to exceed the Term B Loan Amount of such Term B Lender and (B) each Increasing Lender agrees, subject to the terms and conditions set forth in the clause (iii) below, to make an additional term loan in an amount equal to such Increasing Lender's Increase Term B Loan Amount to the Borrower at any time during the Increase Term B Loan Availability Period (each such term loan made on the Effective Date and on the Increase Funding Effective Date, a "Term B Loan"); provided however that after giving effect to any Term B Loan, the aggregate principal amount of all outstanding Term B Loans shall not exceed the aggregate Term B Loan Amounts for all of the Term B Lenders.  Within such limits, and subject to the other terms and conditions of this Agreement, the Borrower may borrow Term B Loans under this Section 2.01(a)(i); provided that amounts borrowed as Term B Loans which are repaid or prepaid may not be reborrowed.

(ii)           Term B Loans may from time to time be (i) Eurodollar Loans or (ii) Base Rate Loans or a combination thereof, as determined by the Borrower pursuant to Section 2.02.

(d) The first sentence of Section 2.02(a) of the Credit Agreement is hereby amended to read as follows:

Subject to the terms and conditions of this Agreement, the Borrower may borrow, (x) under the Revolving Commitments on any Business Day during the Revolving Commitment Period, (y) Term B Loan Amounts on the Effective Date and on any Business Day during the Increase Term B Loan Availability Period as set forth herein and (z) Incremental Term Loans on the Incremental Effective Date of the relevant Incremental Loan Amendment therefor.

(e) Section 2.07(a) of the Credit Agreement is hereby amended to read as follows:

(a)           The Term B Loans.  The Borrower shall repay to the Term B Lenders on the Stated Term B Maturity Date the aggregate principal amount of Term B Loans outstanding on such date (together with all accrued and unpaid interest thereon).  In addition, on the last day of each Fiscal Quarter (or, in the case of the final principal installment to be repaid in Fiscal Year 2016, on the Stated Term B Maturity Date), (i) commencing for the Fiscal Quarter beginning on July 1, 2010 (with the first such payment being due and payable on September 30, 2010), the Borrower shall repay, and there shall become due and payable, a quarterly principal installment on the Term B Loans in an amount equal to 0.25% of the Aggregate Outstanding Term B Loan Balance determined as of July 1, 2010 and (ii) commencing for the Fiscal Quarter end occurring after the Increase Funding Effective Date (with the first such payment being due and payable on June 30, 2011), the Borrower shall repay, and there shall become due and payable, a quarterly principal installment on the Fourth Amendment Increase Amount in an amount equal to 0.25% of $50,000,000; provided that, in each case, the final principal installment in the amount of the then unpaid principal amount of all of the Term B Loans (including the Fourth Amendment Increase Amount), together with all unpaid Obligations accrued in connection with such Term B Loans, shall be due on the Stated Term B Maturity Date.

(f) Section 6.13 of the Credit Agreement is hereby amended to read as follows:

6.13          Use of Proceeds.  The Borrower shall use, or cause its Subsidiaries to use, the proceeds of the Loans after the Third Amendment Effective Date for Acquisitions and Capital Expenditures permitted to be made hereunder, repurchase of Indebtedness as permitted hereunder, working capital and other general corporate requirements of the Borrower and its Subsidiaries.  The Borrower shall use, or cause its Subsidiaries to use, the proceeds of the Fourth Amendment Increase Amount during the Increase Term B Loan Availability Period for repurchase of the 11.375% Senior Discount Notes issued by Nexstar Finance Holdings, Inc. pursuant to Section 7.16(c) and other general corporate requirements of the Borrower and its Subsidiaries.

(g) The opening paragraph of Section 7.05(i) of the Credit Agreement is hereby amended to read as follows:

(i)           so long as (i) no Default exists before and after giving effect to the incurrence thereof, (ii) such Permitted Refinancing Indebtedness is issued by the Borrower for cash only, (iii) such Permitted Refinancing Indebtedness is only issued to, and 100% of the Net Debt Proceeds of the issuance of such Permitted Refinancing Indebtedness is used to (A) prepay the Loans and Obligations at par in accordance with the terms of Section 2.06(e) and Section 7.16(a), (B) to refinance or redeem any of the Unsecured Notes or (C) refinance or redeem any of the 2010 Senior Second Lien Secured Notes, and in each case the principal amount of such Permitted Refinancing Indebtedness shall not exceed the principal amount (or accreted value, if applicable) of the Indebtedness refinanced; (iv) such Indebtedness shall have a final maturity date not earlier than 180 days after the Stated Term B Maturity Date, (v) no voluntary or scheduled repayments, prepayments, redemptions, repurchases or other return of principal, cancellation of principal or like transaction shall be required (other than pursuant to customary change of control provisions or asset sale offers similar to those in the 2010 Indenture Documentation) or made with respect to the principal of such Indebtedness (including, without limitation, any redemption, defeasance, setting aside of funds, or other provision for, or assurance of, payment), and (vi) the Administrative Agent shall have received an opinion of Kirkland & Ellis, LLP or other large commercial law firm reasonably acceptable to the Administrative Agent, as counsel to the Nexstar Entities, in form and substance acceptable to the Administrative Agent in its reasonable discretion, regarding (A) the terms and conditions of such Indebtedness not conflicting with the terms or conditions of  this Agreement, the other Loan Documents, the Mission Loan Documents, the Unsecured Notes, any Senior Second Lien Secured Notes, any Additional Unsecured Notes or any Additional Subordinated Notes, and all other material contracts of the Credit Parties, and the provisions thereof, (B) to the extent the Administrative Agent is a control agent for such Indebtedness, (I) the granting of Liens and security interests on the Collateral to secure such Indebtedness (if any) and (II) the enforceability of the Security Documents, this Agreement, and any other Loan Document, (C) the enforceability of any intercreditor agreement, subordination agreement, subordination terms of such Indebtedness (if any) or any other agreement constituting a Loan Document or provision of any such agreement, or amendments, restatements, replacements or substitutions to any Loan Document entered into in connection with such Indebtedness, and (D) such other matters as reasonably requested by the Administrative Agent,

For the avoidance of doubt, clauses (x), (y), (z) and the last paragraph of Section 7.05(i) remain unchanged.

(h) Section 7.16(c) of the Credit Agreement is hereby amended to read as follows:

(c)           (i) so long as (A) there exists no Default before or after giving effect to such transaction, (B) Liquidity after giving effect to any such use is not less than $10,000,000 on such date and (C) the Borrower delivers to the Administrative Agent a certificate of a Responsible Officer certifying as to each of the foregoing (A) and (B) in detail reasonably acceptable to the Administrative Agent and demonstrating pro forma compliance with all provisions of Section 7.09 after giving effect to all such transactions, the Borrower may extinguish all or any portion of the Unsecured Notes and 2010 Senior Second Lien Secured Notes using (1) available Excess Cash Flow of the Borrower for each Fiscal Quarter of the Borrower (and any Excess Cash Flow up to the amount of the Special Purpose Revolver Borrowing Availability available to be borrowed in accordance with subsection (a) of the definition thereof), (2) available Net Debt Proceeds of any Permitted Refinancing Indebtedness incurred in accordance with Section 7.05(i), so long as less than 90 days have passed since the Credit Party's receipt of such Net Debt Proceeds (and any Net Debt Proceeds of any Permitted Refinancing Indebtedness up to the amount of the Special Purpose Revolver Borrowing Availability available to be borrowed in accordance with subsection (b) of the definition thereof), (3) available Net Cash Proceeds of any Disposition to the extent that such proceeds are not required to prepay the Loans in accordance with the terms of Section 2.06(b) (and any Net Cash Proceeds up to the amount of the Special Purpose Revolver Borrowing Availability available to be borrowed in accordance with subsection (c) of the definition thereof), (4) subject to Section 6.13, the proceeds of the Fourth Amendment Increase Amount or (5) the proceeds of any Incremental Term Loans and (ii) the Mission Borrower can make the prepayments and/or extinguish debt permitted by Sections 7.15(b) of the terms of the Mission Credit Agreement,

§2. Amendment to Exhibit G to Credit Agreement.  Exhibit G to the Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Exhibit G.

§3. Amendment to Exhibit J to Credit Agreement.  Exhibit J to the Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Exhibit J.

§4. Term B Loans.  Subject to the satisfaction of the conditions set forth in Section 6 and Section 7 hereof and on the terms and conditions set forth in the Credit Agreement, each Increasing Lender hereby agrees to make additional Term B Loans (as such term is defined in the Credit Agreement) in the aggregate principal amount equal to such Increasing Lender's Increase Term B Loan Amount.  Notwithstanding anything in this Amendment to the contrary, this Section shall become effective upon delivery of the requisite signature pages and is not conditioned on the effectiveness of any other Section of this Amendment (but the making of the additional Term B Loans is still subject to the satisfaction of the conditions set forth in Section 6 and Section 7 of this Amendment).  All defined terms used in this Section shall have the meaning ascribed to such term in the Amendment, as if the Amendment had been effective as of the date hereof.

§5. Undrawn Fee.  The Borrower shall pay to the Administrative Agent for the ratable account of each Increasing Lender, an undrawn fee of 1.00% on $50,000,000 (the "Undrawn Fee").  The Undrawn Fee shall accrue at all times during the period from April 15, 2011 through the end of the Increase Term B Loan Availability Period, and shall be due and payable on the earlier of (i) the Increase Funding Effective Date, (ii) the expiration of the Increase Term B Loan Availability Period, and (iii) the Stated Term B Maturity Date.  Notwithstanding anything in this Amendment to the contrary, this Section shall become effective upon delivery of the requisite signature pages and is not conditioned on the effectiveness of any other Section of this Amendment.  All defined terms used in this Section shall have the meaning ascribed to such term in the Amendment, as if the Amendment had been effective as of the date hereof.

§6. Conditions to Effectiveness.  This Amendment shall (other than this Section 6 and Sections 4, 5 and 16 hereof, which shall be effective as to each signatory hereto immediately upon the delivery of its signature page hereto) become effective as of the date set forth above upon the satisfaction of the following conditions:

(a) there shall exist no Default both immediately before and after giving effect to this Amendment; and

(b) the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrower, the Ultimate Parent, Nexstar Finance Holdings, each Guarantor, the Majority Lenders and the Majority Revolver Lenders; and

(c) the Administrative Agent and the Lenders shall have received a legal opinion of counsel to the Credit Parties, which shall be in form, scope and substance reasonably satisfactory to the Administrative Agent and include, without limitation (i) opinions regarding the 2010 Intercreditor Agreement  and (ii) an unqualified no conflicts opinion with respect to (A) the Credit Agreement, (B) the Loan Documents, (C) the Mission Loan Documents, and (D) all public and other indebtedness of each Nexstar Entity and each Mission Entity, including without limitation, the Original 2010 Senior Second Lien Secured Notes and the Unsecured Notes; and

(d) the representations and warranties set forth in this Amendment shall be true and correct in all material respects as of the date of this Amendment (except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (2) that any representation or warranty that is qualified by "materiality" or "Material Adverse Effect" shall be true and correct in all respects); and

(e) the Administrative Agent shall have received, in form and substance reasonably acceptable to it, a certificate of each Credit Party dated as of the Fourth Amendment Effective Date signed by a Responsible Officer of such Credit Party (x) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to this Amendment and the  increase in the Term B Loans evidenced hereby (the “Term Loan Increase”), and (y) in the case of the Borrower, certifying that, before and after giving effect to such Term Loan Increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date (except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (2) that any representation or warranty that is qualified by "materiality" or "Material Adverse Effect" shall be true and correct in all respects), and except that the representations and warranties contained in subsections (a) and (b) of Section 5.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (B) the Borrower is in compliance with each of the financial covenants contained in Section 7.09 of the Credit Agreement and set forth in a Pro Forma Compliance Certificate delivered to the Administrative Agent, based on financial projections of the Borrower and its Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis giving effect to such Term Loan Increase and any other Borrowing made under the Credit Agreement or Indebtedness incurred on such date and the consummation of any related transaction and (C) no Default shall have occurred and be continuing or be caused by the incurrence of such Indebtedness; and

(f) the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall have received all invoiced fees and expenses due and owing in connection with this Amendment set forth in the Fee Letter or herein; and

(g) the Administrative Agent shall have received such confirmations and affirmations of any of the Loan Documents by the applicable Credit Parties, in each case reasonably acceptable to the Administrative Agent and the Lenders; and

(h) the Borrower shall have paid all reasonable invoiced fees and expenses of the Administrative Agent's counsel, Winstead PC.

§7. Conditions to Funding of Fourth Amendment Increase Amount.  The obligation of each Increasing Lender to make an additional term loan in an amount equal to such Increasing Lender's Increase Term B Loan Amount shall be subject to satisfaction of the following conditions:

(a) satisfaction of each of the conditions set forth in Section 6 of this Fourth Amendment;

(b) satisfaction of each of the conditions set forth in Section 4.03 of the Credit Agreement including the delivery of a Term B Loan Notice, appropriately completed and attaching a certificate of a Responsible Officer required by Section 4.03(e) of the Credit Agreement; and

(c) the Administrative Agent shall have received payment of the Undrawn Fee;

(d) the Administrative Agent shall have received evidence that (x) the Borrower has made an irrevocable notice of optional redemption of the 11.375% Senior Discount Notes issued by Nexstar Finance Holdings, Inc. and (y) the conditions set forth in Section 7.16(c) of the Credit Agreement have been satisfied (including the delivery of the certificate of Responsible Officer required by Section 7.16(c)((C) of the Credit Agreement).

§8. Affirmation of Nexstar Entities.  Each of the Nexstar Entities hereby affirms its Obligations under the Credit Agreement, each of the other Loan Documents to which each is a party, and each of the Mission Loan Documents to which each is a party, and each hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due (i) under the Credit Agreement (as amended hereby) and the other Loan Documents and (ii) under the Mission Credit Agreement and the Mission Loan Documents.

§9. Affirmation of Mission Entities.  Each of the Mission Entities hereby affirms its Mission Obligations under the Mission Credit Agreement, each of the other Mission Loan Documents to which each is a party, and each of the Loan Documents to which each is a party, and each hereby affirms its absolute and unconditional promise to pay to the Mission Lenders the Mission Loans and all other amounts due (i) under the Credit Agreement (as amended hereby) and the other Loan Documents and (ii) under the Mission Credit Agreement and the Mission Loan Documents.

§10. Representations and Warranties.  Each of the Nexstar Entities represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representations and Warranties.  Each of the representations and warranties contained in Article V of the Credit Agreement were true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties were true and correct in all respects) when made.  Each of the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof (giving effect to this Amendment), except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects and to the extent that such representations and warranties relate specifically to a prior date.

(b) Enforceability.  The execution and delivery by the Nexstar Entities of this Amendment, and the performance by the Nexstar Entities of this Amendment and the Credit Agreement, as amended hereby, and each of the Loan Documents (and amendments, restatements and substitutions therefore in connection with this Amendment) are within the corporate authority of each of the Nexstar Entities and have been duly authorized by all necessary corporate proceedings.  This Amendment and the Credit Agreement, as amended, and each of the Loan Documents (and amendments, restatements and substitutions therefore in connection with this Amendment) hereby, constitute valid and legally binding obligations of each of the Nexstar Entities, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws relating to or affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

(c) No Default.  No Default has occurred and is continuing, and no Default will result from the execution, delivery and performance by the Nexstar Entities of this Amendment, the other Loan Documents or from the consummation of the transactions contemplated herein.

(d) Disclosure.  None of the information provided to the Administrative Agent and the Lenders on or prior to the date of this Amendment contained any untrue statement of material fact or omitted to state any material fact (known to any of the Nexstar Entities in the case of any document or information not furnished by any such Nexstar Entity) necessary in order to make the statements herein or therein not misleading.  On the date hereof, none of the Nexstar Entities possess any material information with respect to the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Nexstar Entities taken as a whole as to which the Lenders do not have access.

(e) Intercreditor Agreement.  None of the amendments to the Credit Agreement set forth herein (x) requires the consent of the majority of the Second Lien Noteholders (as defined in the Intercreditor Agreement) or (y) has the effect of increasing the aggregate outstanding principal amount of First Lien Nexstar Obligations (as defined in the Intercreditor Agreement) and First Lien Mission Obligations (as defined in the Intercreditor Agreement) constituting Indebtedness by an amount that would, after giving effect to such incurrence, result in a default under Section 4.09 of the Second Lien Notes Indenture (as defined in the Intercreditor Agreement), as the Second Lien Notes Indenture existed on the date of the Intercreditor Agreement.

§11. No Other Amendments, etc.  Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect.  Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of any Nexstar Entity or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith.  Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

§12. Release.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Nexstar Entities acknowledges and agrees that:  (i) none of the Nexstar Entities, Credit Parties or any of their Affiliates have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees or agents); (ii) none of the Nexstar Entities, Credit Parties or any of their Affiliates have any offset right, counterclaim, right of recoupment or any defense of any kind against the Nexstar Entities', Credit Parties' or any of their Affiliates' obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Nexstar Entities, Credit Parties and any of their Affiliates.  Each of the Nexstar Entities, Credit Parties and their Affiliates wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, contracts, collateral security or remedies.  Therefore, each of the Nexstar Entities, Credit Parties and each of their Affiliates unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to the Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, right of recoupment, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Nexstar Entity, Credit Party or any of their Affiliates might otherwise have against the Administrative Agent, any Lender or any of their respective directors, officers, employees or agents (the Administrative Agent, the Lenders and their respective directors, officers, employees and agents, are collectively referred to herein as the "Lender Parties") in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.  Each of the Nexstar Entities, Credit Parties and each of their Affiliates agree not to sue any of the Lender Parties or in any way assist any other person or entity in suing any of the Lender Parties with respect to any claim released herein.  This release provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein

§13. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§14. Interpretation.  This Amendment, the Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrower and are the product of discussions and negotiations among all parties.  Accordingly, this Amendment, Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

§15. Loan Document.  This Amendment is a Loan Document under the terms of the Credit Agreement, and any breach of any provision of this Amendment shall be a Default under the Credit Agreement (as applicable).

§16. Governing Law.  This Amendment shall be governed by, an construed in accordance with, the law of the State of New York applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under Federal Law.

§17. Miscellaneous.  The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees in accordance with Section 10.04 of the Credit Agreement.  The parties hereto acknowledge and agree that this Amendment is subject to the terms of the 2010 Intercreditor Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

The Borrower:

NEXSTAR BROADCASTING, INC.
By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Executive Vice President, CFO

The Parent Guarantors:

NEXSTAR BROADCASTING GROUP, INC.
By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Executive Vice President, CFO

NEXSTAR FINANCE HOLDINGS, INC.
By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Executive Vice President, CFO

Acknowledged and Agreed
as to Section 9 of this Amendment

MISSION BROADCASTING, INC.
By:	/s/ Dennis P. Thatcher
Name:	Dennis P. Thatcher
Title:	Executive Vice President, COO

[Signature Page to Fourth Amendment to
Fourth Amended and Restated Credit Agreement]

The Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Antonikia Thomas
Name:	Antonikia Thomas
Title:	Assistant Vice President

The Lenders:

BANK OF AMERICA, N.A., as a Lender and as a Mission Lender
By:	/s/ Michael Makaitis
Name:	Michael Makaitis
Title:	Vice President

[Signature Page to Fourth Amendment to
Fourth Amended and Restated Credit Agreement]

RATIFICATION OF GUARANTORS

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Nexstar Entities execution thereof; (b) joins the foregoing Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrower under the Credit Agreement; (d) acknowledges and confirms that the liens and security interests granted by such Guarantor pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (e) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); (f) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender and (g) acknowledges, affirms and agrees with each term of the Amendment, including, without limitation, the Section entitled "Release".

The Guarantors:

MISSION BROADCASTING, INC.
By:	/s/ Dennis P. Thatcher
Name:	Dennis P. Thatcher
Title:	Executive Vice President, COO

NEXSTAR BROADCASTING GROUP, INC. NEXSTAR FINANCE HOLDINGS, INC.
By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Executive Vice President, CFO

[Signature Page to Fourth Amendment to
Fourth Amended and Restated Credit Agreement]

EXHIBIT G

FORM OF REVOLVING LOAN NOTICE

Date:  ___________, _____

Bank of America, N.A.,
as Administrative Agent
Corporate Loan Services
901 Main Street, ___th Floor
Dallas, Texas 75202-3748
Attention:
Telecopier:

Re:
Fourth Amended and Restated Credit Agreement, dated as of April 1, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Nexstar Broadcasting, Inc. (the "Borrower"), Nexstar Broadcasting Group, Inc. (the "Ultimate Parent"), certain Subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Lenders") and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity and together with its successors and assigns in such capacity, the "Administrative Agent").  Unless otherwise defined herein, terms used herein shall have the meanings ascribed to them in the Credit Agreement.

Ladies and Gentlemen:

The undersigned hereby requests (select one):

☐  A Borrowing of Revolving Loans                                                               ☐  A conversion or continuation Revolving of Loans

1.           On                                                               (a Business Day).

2.           In the amount of $                                                               .

3.           Comprised of                                                                        .

[Class and Type (i.e. Eurodollar Loan or Base Rate Loan) of Revolving Loan requested]

4.           For Eurodollar Rate Loans:  with an Interest Period of                                                                                               months.

The Borrower hereby certifies that the following statements will be true on the date of the proposed Borrowing, conversion or continuation before and after giving effect thereto and to the application of the proceeds therefrom:

(a)           the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as though made on and as of such date (except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (2) that any representation or warranty that is qualified by "materiality" or "Material Adverse Effect" shall be true and correct in all respects);

(b)           no Default exists or shall result from such proposed Borrowing, conversion or continuation;

(c)           since the Effective Date, no events have occurred which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(d)             attached is a certificate demonstrating pro-forma compliance with both the Consolidated Total Leverage Ratio and Consolidated First Lien Indebtedness Ratio on such date of borrowing after giving effect to all proposed borrowings and use of proceeds on such date (calculated using Consolidated Total Debt and Consolidated First Lien Indebtedness and other outstanding Indebtedness determined on such date of borrowing or extension of credit after giving effect to all Loans, Borrowings, L/C Credit Extensions and other borrowings and extensions of credit made and proposed to be made on such date and the use of proceeds thereof to Consolidated Operating Cash Flow as of the most recently completed Fiscal Quarter for which a Compliance Certificate has been delivered);

(e)           the conditions set forth in Sections 4.03(b), (c) and (d) of the Credit Agreement are satisfied; and

(e)           Schedule 1 attached hereto sets forth all material indebtedness outside the ordinary course of business not reflected on the financial statements referred to in Section 5.11(b) and all other liabilities (including liabilities for taxes and material commitments) outside the ordinary course of business not reflected on the financial statements referred to in Section 5.11(b) in excess of $1,000,000, of the Nexstar Entities.

NEXSTAR BROADCASTING, INC.

By:

Title:

Pro Forma Compliance Certificate

Schedule No. 1 To Compliance Certificate (This Schedule is as of ______________)

Consolidated Total Leverage Ratio (Section 7.09(a))

1.	Consolidated Total Debt:

A.Indebtedness of the Ultimate Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP as set forth below:

	(i)All indebtedness for borrowed money	$	_________

(ii)All obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than (a) trade payables entered into in the ordinary course of business pursuant to ordinary terms and (b) ordinary course purchase price adjustments)
		$	_________

(iii)All reimbursement or payment obligations with respect to letters of credit or non-contingent reimbursement or payment obligations with respect to bankers acceptances, surety bonds and similar documents
		$	_________

	(iv)All obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses	$	_________

(v)All indebtedness created or arising under any conditional sale or other title retention agreement or sales of accounts receivable, in any such case with respect to property acquired by such Person and/or any of its Subsidiaries (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property)
		$	_________

	(vi)All Capital Lease Obligations	$	_________

	(vii)All net obligations with respect to Interest Rate Protection Agreements	$	_________

	(viii)Disqualified Stock	$	_________

(ix)All indebtedness referred to in items (i) through (viii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (in which event the amount thereof shall not be deemed to exceed the fair value of such property)
		$	_________

	(x)All Guaranty Obligations in respect of obligations of the kinds referred to in items (i) through (ix) above	$	_________

Consolidated Total Debt determined on such date of borrowing or extension of credit after giving effect to all Loans, Borrowings, L/C Credit Extensions and other borrowings and extensions of credit made and proposed to be made on such date and the use of proceeds thereof  (Add Items (i) through (x))
		$	_________

2.	Consolidated Operating Cash Flow as of the most recently completed Fiscal Quarter for which a Compliance Certificate has been delivered:	$	_________

3.	Consolidated Total Leverage Ratio (Ratio of Item 1 to Item 2)	______:1.00

4.	Maximum Consolidated Total Leverage Ratio permitted by Section 7.09(a) of the Credit Agreement during the period	______:1.00

Compliance: yes ______ no ______

Schedule No. 2 To Compliance Certificate (This Schedule is as of ______________)

Consolidated First Lien Indebtedness Ratio (Section 7.09(b))

1.	Consolidated First Lien Indebtedness:

A.Indebtedness that is secured by a Lien on any assets of the Ultimate Parent and/or all or any its Subsidiaries, and (without duplication) all Indebtedness on such date that is secured by a Lien on any assets of any of the Mission Entities:
		$	_________

B.Exclusions

	(i) Liens expressly ranking junior in priority to any other Lien and subject to the 2010 Intercreditor Agreement or any other Intercreditor Agreement:	$	_________
	(ii) Up to $2,500,000 of purchase money secured Indebtedness	$	_________
Exclusions (Sum of Items (i) and (ii))

Consolidated First Lien Indebtedness determined on such date of borrowing or extension of credit after giving effect to all Loans, Borrowings, L/C Credit Extensions and other borrowings and extensions of credit made and proposed to be made on such date and the use of proceeds thereof (excess of Item A over Item B)
		$	_________

2.	Consolidated Operating Cash Flow (determined in accordance with Item 2 of Schedule No. 1):	$	_________

3.	Consolidated First Lien Indebtedness Ratio (Ratio of Item 1 to Item 2)	_____:1.00

4.	Maximum Consolidated First Lien Indebtedness Ratio permitted by Section 7.09(b) of the Credit Agreement during the period	2.50 :1.00

Compliance: yes ______no _______

EXHIBIT J

FORM OF TERM B LOAN NOTICE

Date:  ___________, _____

Bank of America, N.A.,
    as Administrative Agent
    Corporate Loan Services
    901 Main Street, ___th Floor
    Dallas, Texas 75202-3748
   Attention:
    Telecopier:

Re:  Fourth Amended and Restated Credit Agreement, dated as of April 1, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Nexstar Broadcasting, Inc. (the "Borrower"), Nexstar Broadcasting Group, Inc. (the "Ultimate Parent"), certain Subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Lenders") and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity and together with its successors and assigns in such capacity, the "Administrative Agent").

Ladies and Gentlemen:

The undersigned hereby requests (select one):

☐  A Borrowing of Term B Loans                                                     ☐  A conversion or continuation of Term B Loans

1.           On                                                               (a Business Day).

2.           In the amount of $                                                               .

3.           Comprised of                                                                          .

[Class and Type (ie. Eurodollar Loan or Base Rate Loan) of Term B Loan requested]

4.           For Eurodollar Rate Loans:  with an Interest Period of                                         months.

The Borrower hereby certifies that the following statements will be true on the date of the proposed Borrowing, conversion or continuation before and after giving effect thereto and to the application of the proceeds therefrom:

(a)           the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as though made on and as of such date (except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (2) that any representation or warranty that is qualified by "materiality" or "Material Adverse Effect" shall be true and correct in all respects);

(b)           no Default exists or shall result from such proposed Borrowing, conversion or continuation;

(c)           since the Effective Date, no events have occurred which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(d)             attached is a certificate demonstrating pro-forma compliance with both the Consolidated Total Leverage Ratio and Consolidated First Lien Indebtedness Ratio on such date of borrowing after giving effect to all proposed borrowings and use of proceeds on such date (calculated using Consolidated Total Debt and Consolidated First Lien Indebtedness and other outstanding Indebtedness determined on such date of borrowing or extension of credit after giving effect to all Loans, Borrowings, L/C Credit Extensions and other borrowings and extensions of credit made and proposed to be made on such date and the use of proceeds thereof to Consolidated Operating Cash Flow as of the most recently completed Fiscal Quarter for which a Compliance Certificate has been delivered);

(e)           the conditions set forth in Sections 4.03(b), (c) and (d) of the Credit Agreement are satisfied; and

(e)           Schedule 1 attached hereto sets forth all material indebtedness outside the ordinary course of business not reflected on the financial statements referred to in Section 5.11(b) and all other liabilities (including liabilities for taxes and material commitments) outside the ordinary course of business not reflected on the financial statements referred to in Section 5.11(b) in excess of $1,000,000, of the Nexstar Entities.

NEXSTAR BROADCASTING, INC.

By:

Title:

Pro Forma Compliance Certificate

Schedule No. 1 To Compliance Certificate (This Schedule is as of ______________)

Consolidated Total Leverage Ratio (Section 7.09(a))

1.	Consolidated Total Debt:

A.Indebtedness of the Ultimate Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP as set forth below:

	(i)All indebtedness for borrowed money	$	_________

(ii)All obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than (a) trade payables entered into in the ordinary course of business pursuant to ordinary terms and (b) ordinary course purchase price adjustments)
		$	_________

(iii)All reimbursement or payment obligations with respect to letters of credit or non-contingent reimbursement or payment obligations with respect to bankers acceptances, surety bonds and similar documents
		$	_________

	(iv)All obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses	$	_________

(v)All indebtedness created or arising under any conditional sale or other title retention agreement or sales of accounts receivable, in any such case with respect to property acquired by such Person and/or any of its Subsidiaries (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property)
		$	_________

	(vi)All Capital Lease Obligations	$	_________

	(vii)All net obligations with respect to Interest Rate Protection Agreements	$	_________

	(viii)Disqualified Stock	$	_________

(ix)All indebtedness referred to in items (i) through (viii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (in which event the amount thereof shall not be deemed to exceed the fair value of such property)
		$	_________

	(x)All Guaranty Obligations in respect of obligations of the kinds referred to in items (i) through (ix) above	$	_________

Consolidated Total Debt determined on such date of borrowing or extension of credit after giving effect to all Loans, Borrowings, L/C Credit Extensions and other borrowings and extensions of credit made and proposed to be made on such date and the use of proceeds thereof  (Add Items (i) through (x))
		$	_________

2.	Consolidated Operating Cash Flow as of the most recently completed Fiscal Quarter for which a Compliance Certificate has been delivered:	$	_________

3.	Consolidated Total Leverage Ratio (Ratio of Item 1 to Item 2)	______:1.00

4.	Maximum Consolidated Total Leverage Ratio permitted by Section 7.09(a) of the Credit Agreement during the period	______:1.00

Compliance: yes ______ no ______

Schedule No. 2 To Compliance Certificate (This Schedule is as of ______________)

Consolidated First Lien Indebtedness Ratio (Section 7.09(b))

1.	Consolidated First Lien Indebtedness:

A.Indebtedness that is secured by a Lien on any assets of the Ultimate Parent and/or all or any its Subsidiaries, and (without duplication) all Indebtedness on such date that is secured by a Lien on any assets of any of the Mission Entities:
		$	_________

B.Exclusions

	(i) Liens expressly ranking junior in priority to any other Lien and subject to the 2010 Intercreditor Agreement or any other Intercreditor Agreement:	$	_________
	(ii) Up to $2,500,000 of purchase money secured Indebtedness	$	_________
Exclusions (Sum of Items (i) and (ii))

Consolidated First Lien Indebtedness determined on such date of borrowing or extension of credit after giving effect to all Loans, Borrowings, L/C Credit Extensions and other borrowings and extensions of credit made and proposed to be made on such date and the use of proceeds thereof (excess of Item A over Item B)
		$	_________

2.	Consolidated Operating Cash Flow (determined in accordance with Item 2 of Schedule No. 1):	$	_________

3.	Consolidated First Lien Indebtedness Ratio (Ratio of Item 1 to Item 2)	_____:1.00

4.	Maximum Consolidated First Lien Indebtedness Ratio permitted by Section 7.09(b) of the Credit Agreement during the period	2.50 :1.00

Compliance: yes ______no _______

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